UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 27, 2013

TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois		60606-6622
(Address of Principal Executive Offices)		(Zip Code)

(312) 379-8397
(Registrant's Telephone Number, Including Area Code) ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On January 31, 2013, Telular Corporation (“Telular”) issued a press release reporting its fiscal year 2013 first quarter results. A copy of the press release is being furnished, not filed, as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 contains disclosures about adjusted EBITDA, which is considered a non-GAAP performance measure. Telular has chosen to provide this performance measure to investors to enable them to perform additional analyses of past, present and future operating performance and as a supplemental means of evaluating Telular’s operations. The non-GAAP information should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP or other pro forma measures used by other companies.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2013, Mr. Joseph A. Beatty notified the Board of Directors (the “Board”) of Telular that he will resign as President, Chief Executive Officer and Director of Telular for personal reasons.  Mr. Beatty’s resignation will be effective as of Telular’s second quarter earnings announcement, currently scheduled for May 2, 2013.

Item 7.01.        Regulation FD Disclosure.

A news release announcing the resignation of Mr. Beatty was issued on January 31, 2013 and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this report, being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.        Other Events.

On January 31, 2013, Telular announced a regular quarterly dividend of $0.12 per share that will be payable on February 26, 2013 to shareholders of record as of the close of business on February 19, 2013.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 31, 2013, providing financial update of Telular Corporation for the first quarter ended December 31, 2012.

99.2	Press Release, dated January 31, 2013, regarding resignation of Joseph Beatty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2013	TELULAR CORPORATION

	By:	/s/ Jonathan Charak
Jonathan Charak Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated January 31, 2013

Exhibit Number	Description

99.1	Press Release, dated January 31, 2013, providing financial update of Telular Corporation for the first quarter ended December 31, 2012.

99.2	Press Release, dated January 31, 2013, regarding resignation of Joseph Beatty.